MFS(R) INTERNATIONAL VALUE FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

         Messrs. Frederick J. Simmons, Steven R. Gorham and Barnaby Wiener are the fund's portfolio managers. Mr. Simmons, a Senior Vice President of MFS, has been a portfolio manager of the fund since 1997, and has been employed in the investment management area of MFS since 1971. Mr. Gorham, a Senior Vice President of MFS, has been a portfolio manager of the fund since 2000, and has been employed in the investment management area of MFS since 1992. Mr. Wiener, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became a portfolio manager of the fund, effective January 15, 2003.

                The date of this Supplement is February 1, 2003.